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                                                                    EXHIBIT 10.1

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH ANY STATE SECURITIES OR FEDERAL REGULATORY AGENCY, AND NO STATE OR FEDERAL REGULATORY AGENCY HAS PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY DISCLOSURE MADE IN CONNECTION THEREWITH. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SECURITIES OFFERED HEREBY MAY NOT BE RESOLD WITHOUT REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO GENIUS PRODUCTS, INC. IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH LAWS.

         THE EXECUTIVE ACKNOWLEDGES THAT THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES LAWS, THE CALIFORNIA CORPORATE SECURITIES LAW OR THE SECURITIES LAWS OF NEVADA OR ANY OTHER STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND THEY MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH LAWS.

                              GENIUS PRODUCTS, INC.
                        EXECUTIVE STOCK PAYMENT AGREEMENT

         THIS EXECUTIVE STOCK PAYMENT AGREEMENT (this "Agreement") is entered into as of the 2nd day of June, 2003, by and between GENIUS PRODUCTS, INC., a Nevada corporation (the "Company"), and FULL NAME, an individual ("Executive").

         WHEREAS, the Company has been experiencing significant cash flow shortages;

         WHEREAS, Executive, [a director and] [a/an TITLE] of the Company offered to assist in the Company's cash flow shortage by accepting a portion of Executive's salary for the remainder of the year 2003 in the form of shares of the Company's Common Stock, par value $.001 per share (the "Common Stock") and a warrant to purchase Common Stock as described below;

         WHEREAS, Executive and the Company have determined that Executive would accept a $20,000.00 reduction of Executive's salary for the year 2003 in the form of Common Stock and a warrant to purchase Common Stock;

         WHEREAS, Executive and the Company agreed that in accordance with such plan, $20,000.00 would be deducted pro rata from Executive's salary for the remainder of year 2003;



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         WHEREAS, the Board and Executive agreed that the number of shares of
Common Stock to be issued to Executive should be determined by dividing $20,000.00 by $0.70 per share of Common Stock, which would result in an issuance by the Company of 28,572 shares of Common Stock to Executive; and

         WHEREAS, the Board and Executive agreed Executive will also receive a five-year warrant to purchase 28,572 shares of Common Stock at an exercise price of $1.40 per share (the "Warrant");

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows

1. ISSUANCE. Executive and the Company agree that the Company shall issue to Executive 28,572 shares of Common Stock, with an aggregate value of $20,000 (i.e., $0.70 per share) (the "Shares"), and the Warrant in lieu of $20,000 of Executive's salary compensation ordinarily payable in connection therewith with such Shares and Warrant vesting pro rata over the remainder of the year as the salary is earned.

2. REPRESENTATIONS AND WARRANTIES OF EXECUTIVE. Executive hereby acknowledges, represents and warrants to the Company the following:

         2.1 RISK OF INVESTMENT. The purchase of Common Stock involves a high degree of risk in that (i) the Company will require substantial funds in addition to the proceeds of this sale; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Common Stock; (iii) Executive may not be able to liquidate Executive's investment; and (iv) while the Common Stock is currently traded on the OTC Bulletin Board, transferability of the Common Stock is limited.

         2.2 RISK OF LOSS. Executive is able to bear the economic risk of the investment in the Common Stock and can afford the complete loss of such investment. Executive has adequate means of providing for Executive's current needs and possible personal contingencies, and has no present need for liquidity of the investment in the Common Stock.

         2.3 RESIDENCE. Executive is a resident of the State of California.

         2.4 TAXES. No representation has been made by the Company to Executive regarding any federal, state or local tax consequences of investing in the Company or receipt of the Common Stock issued to Executive hereunder. Executive understands that it is the sole responsibility of Executive to obtain tax advice pertaining to Executive's particular situation.

         2.5 LEGEND. Executive understands and agrees that there will be placed on the certificate or certificates representing the Common Stock issuable under this Agreement, and any substitutions therefor and any certificates for additional shares which might be distributed with respect to such Common Stock, a legend stating in substance:

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                  "This security has not been registered or qualified under the federal securities laws or the securities or blue sky laws of California or any other state and may not be offered and sold unless registered and/or qualified pursuant to the relevant provisions of federal, state securities or blue sky laws or an exemption from such registration or qualification is applicable. Therefore, no sale or transfer of this security shall be made, no attempted sale or transfer shall be valid, and the issuer shall not be required to give any effect to any such transaction unless (a) such transaction shall have been duly registered under federal securities laws and qualified or approved under appropriate state or blue sky laws, or (b) the issuer shall have first received an opinion of counsel satisfactory to it that such registration, qualification or approval is not required."

         2.6 SOPHISTICATION. Executive has prior investment experience regarding investment in unregistered securities, or has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to the Executive and to evaluate the merits and risks of such an investment on the Executive's behalf. Executive recognizes the highly speculative nature of this investment.

         2.7 INFORMATION. Executive has had a full opportunity to ask questions of and receive satisfactory answers from the Company or any person or persons acting on its behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of Executive. Executive acknowledges that Executive is the [Chairman of the Board and Chief Executive Officer/TITLE] for the Company and, as such, Executive has full knowledge about the operations, condition and prospects for the Company.

         2.8 PUBLIC SOLICITATION. Executive has received no public solicitation or advertisement concerning an offer to sell or a solicitation to buy the shares of Common Stock issued or to be issued under this Agreement.

         2.9 INVESTMENT INTENT. Executive understands that this offering of the Common Stock has not been reviewed by the California Department of Corporations ("Department") because this sale is intended to be a nonpublic offering pursuant to Section 25102(f) of the California Corporations Code (the "Code"). The Common Stock is being purchased for Executive's own account, for investment and not for distribution or resale to others. Executive will not sell or otherwise transfer such securities unless they are registered under the Code or unless an exemption from such registration is available. Executive realizes that, in the view of the Department, a purchase with an intent to resell would represent a purchase with an intent inconsistent with Executive's representation to the Company, and the Department might regard such a sale or disposition as a deferred sale to which the foregoing exemptions are not available.

         2.10 RESTRICTIONS ON TRANSFER. The Company may, if it desires, permit the transfer of the Common Stock acquired hereunder out of Executive's name only when Executive's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the federal securities laws or any applicable state securities or blue sky laws, including, but not limited to the Code (collectively "Securities Laws").

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         2.11 RELIANCE. No representations or warranties have been made to
Executive by the Company or any agent, employee or affiliate of the Company, and, in entering into this transaction, Executive is not relying on any information, other than the results of independent investigation by the Executive.

         2.12 SURVIVAL OF REPRESENTATION AND WARRANTIES. Executive understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date of this Agreement. Each representation and warranty will survive such purchase.

3. INDEMNIFICATION. Executive agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the undersigned contained herein or any sale or distribution by Executive in violation of any Securities Laws.

4. REPRESENTATIONS BY THE COMPANY. The Company represents and warrants to Executive that the Common Stock offered herein has been duly and validly authorized and when issued in accordance with the terms of the Agreement will be validly issued, fully paid and nonassessable.

5. REGISTRATION ON FORM S-8. Notwithstanding anything to the contrary contained herein, the Company intends to register the Common Stock offered herein with the federal Securities and Exchange Commission on a Form S-8. If such registration is accomplished, the legend on the certificates representing such Common Stock shall be modified appropriately.

6. MISCELLANEOUS.

         6.1 NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at 11250 El Camino Real, Suite 100, San Diego, California 92130, Attention: President and to [FULL NAME] care of the same address. Notices will be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         6.2 AMENDMENT. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         6.3 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and proper assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

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         6.4 GOVERNING LAW; VENUE. Executive expressly agrees that all the terms and provisions hereof will be construed in accordance with, and governed by, the laws of the State of California. Executive hereby agrees that any dispute which may arise between Executive and the Company arising out of, or in connection with, this Agreement will be adjudicated before a court located in San Diego, California, and Executive hereby submits to the exclusive jurisdiction of the courts of the State of California, located in San Diego, California, and of the federal courts located in San Diego, California, with respect to any action or legal proceeding commenced by any party, and irrevocably waives any objection Executive now has, or hereafter may have, respecting the venue of any such action or proceeding brought in such a court, or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, or any acts or omissions relating to the sale of the securities hereunder, and consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth on the signature page of this Agreement or such other address as the undersigned will furnish in writing to the Company.

         6.5 COUNTERPARTS; BINDING OBLIGATION. This Agreement may be executed by facsimile transmission, and in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement shall become binding and effective when one or more counterparts, taken together, bear the signatures of all parties identified as signatories below.

         6.6 SEVERABILITY. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction will not affect any other provision of this Agreement, which will remain in full force and effect.

         6.7 WAIVER. It is agreed that a waiver by any party of a breach of any provision of this Agreement will not operate, or be construed, as a waiver of any subsequent breach by that same party.

         6.8 ADDITIONAL DOCUMENTS. Executive agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     [The remainder of this page is intentionally left blank. The next page is the signature page.]

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                                 SIGNATURE PAGE
                                 --------------

         The undersigned Executive, desiring to acquire shares of Common Stock pursuant to this Agreement by executing this signature page hereby agrees to be bound by all of the terms of this Agreement, and further affirms and agrees to all terms, conditions, representations and warranties of this Agreement.

         DATED as of this 2nd day of June, 2003.

EXECUTIVE:

------------------------------------------
FULL NAME, an individual

COMPANY:

Genius Products, Inc., a Nevada corporation

By:
    --------------------------------------
       [____________], Authorized Officer

By:
    --------------------------------------
       [____________], Authorized Officer

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